Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 4 – Fair Value Measurements

The carrying amount of assets and liabilities including cash and cash equivalents, accounts receivable and accounts payable approximated their fair value as of December 31, 2021, and December 31, 2020, due to the relative short maturity of these instruments.

Long-term Debt

Our debt is not actively traded and the fair value estimate is based on discounted estimated future cash flows or a fair value in-exchange assumption, which are significant unobservable inputs in the fair value hierarchy. Our convertible notes payable included the probability of a liquidity event. As such, these estimates are classified as Level 3 in the fair value hierarchy. During the third quarter of 2021, the Company’s convertible notes payable were converted into shares of the Company Class A common stock. Refer to Note 3, Business Combination and Note 9, Long-term Debt, for additional information.

The following table summarizes our debt instruments where fair value differs from carrying value:

		December 31, 2021		December 31, 2020
(in thousands USD)	Fair Value Hierarchy Level	Carry Amount	Fair Value	Carry Amount	Fair Value
Bank credit agreement	Level 3	$31,882	$31,897	$93,388	$92,363
New Second Lien Facility	Level 3	16,120	16,214	—	—
Convertible notes payable	Level 3	—	—	32,930	43,303

The above table excludes our revolving credit facility, subordinated promissory note payable and subordinated zero-coupon loan as these balances approximate fair value due to the short-term nature of our borrowings. The above table also excludes our Paycheck Protection Program loans (“PPP loans”) as the carrying value of the Company’s PPP loans approximates fair value based on the current yield for debt instruments with similar terms. Refer to Note 9, Long-term Debt, for additional information.

Embedded Derivative Liabilities

In connection with the issuance of redeemable convertible preferred stock, the Company bifurcated embedded derivatives associated with redemption and conversion features. Embedded derivative liabilities are carried at fair value and classified as Level 3 in the fair value hierarchy. The Company determined the fair values of the bifurcated embedded derivatives by using a scenario-based analysis that estimated the fair value of each embedded derivative based on a probability-weighted present value of all possible outcomes related to the features.

The significant unobservable inputs used in the fair value of the Company’s embedded derivative liabilities include the probabilities of the Company’s change in control or qualified financing events, the period in which the outcomes are expected to be achieved and the discount rate. As a result of the Business Combination, the Company settled its embedded derivative liabilities and wrote off the remaining fair value during the third quarter of 2021.

(in thousands USD)	Redemption & Conversion Feature
Opening balance, January 1, 2021	$—
Recognition of embedded derivative liabilities	4,406
Change in fair value	(4,406)
Ending balance, December 31, 2021	—

Contingent Purchase Price

The Company carries its obligations for contingent purchase price at fair value. The Company recorded the acquisition-date fair value of these contingent liabilities based on the likelihood of contingent earn-out payments and stock issuances based on the underlying agreement terms. The earn-out payments and value of stock issuances are subsequently remeasured to fair value each reporting date using an income approach that is determined based on the present value of future cash flows using internal models. This estimate is classified as Level 3 in the fair value hierarchy. The significant unobservable inputs used in the fair value of the Company’s obligation for contingent purchase price are the discount rate, growth assumptions, and earnings thresholds. As of December 31, 2021, the fair value of the contingent liability used a discount rate of 13.5%. For all significant unobservable inputs used in the fair value measurement of the Level 3 liabilities, a change in one of the inputs would not necessarily result in a directionally similar change in the other inputs. Significant increases (decreases) in the discount rate would have resulted in a lower (higher) fair value measurement. Significant increases (decreases) in the forecasted financial information would have resulted in a higher (lower) fair value measurement. For the year ended 2021, no additional earn-out payments were deemed eligible based performance thresholds.

The following table provides a roll-forward of the obligations for contingent purchase price:

(in thousands USD)	2021	2020
Opening balance, January 1	$10,304	$22,621

Cash payments	—	(4,314)

Contingent consideration derecognized in connection with divesture of a business	—	(1,413)
Change in fair value	(2,200)	(6,600)
Accrued interest on the contingent consideration	736	360
Effect of exchange rate fluctuations	(49)	(350)
Ending balance, December 31	8,791	10,304
Less: Current portion	8,791	8,104
Obligation for contingent purchase price, net of current portion	$—	$2,200

Warrant Liability

As of December 31, 2021, the Company has private placement warrants, which are liability classified, as discussed in Note 15, Warrants. The Company’s private placement warrants are classified as Level 3 of the fair value hierarchy due to use of significant inputs that are unobservable in the market. Private placement warrants are fair valued using the Black-Scholes model, which required a risk-free rate assumption based upon constant-maturity treasury yields. Other significant inputs and assumptions in the model are the stock price, exercise price, volatility, and term or maturity. The volatility input was determined using the historical volatility of comparable publicly traded companies which operate in a similar industry or compete directly against the Company.

The following table presents the changes in the fair value of private warrant liability at December 31, 2021:

(in thousands USD)	2021
Beginning balance, January 1	$—
Assumed in business combination	6,831
Change in fair value	(4,694)
Ending balance, December 31, 2021	$2,137